EXHIBIT 17

                                Power of Attorney

         We, the undersigned officers and Trustees of Catholic Values Investment Trust, a Massachusetts business trust, do hereby severally constitute and appoint H. Day Brigham, Jr., Peter M. Donovan, Alan R. Dynner and A.M. Moody, III, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Catholic Values Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


SIGNATURE                        CAPACITY                          DATE
---------                       ----------                       ---------


/s/ Peter M. Donovan        President, Principal               January 22, 1997
------------------------  Executive Officer & Trustee
Peter M. Donovan


/s/ James L. O'Connor*      Treasurer, Principal               January 22, 1997
------------------------  Financial and Accounting Officer
James L. O'Connor


/s/  H. Day Brigham, Jr.          Trustee                      January 22, 1997
------------------------
H. Day Brigham, Jr.


/s/ A. M. Moody III               Trustee                      January 22, 1997
------------------------
A. M. Moody III


/s/ Winthrop S. Emmet             Trustee                      January 22, 1997
------------------------
Winthrop S. Emmet


/s/ Leland Miles                  Trustee                      January 22, 1997
------------------------
Leland Miles


/s/ Lloyd F. Pierce               Trustee                      January 22, 1997
------------------------
Lloyd F. Pierce


/s/ Raymond Van Houtte            Trustee                      January 22, 1997
------------------------
Raymond Van Houtte